EXHIBIT 99.2


      GUARANTEE, dated as of March 23, 2008 (the "Guarantee"), made by JPMorgan Chase & Co. ("Guarantor") in favor of the Federal Reserve Bank of New York (the "Bank").

      WHEREAS, Guarantor and The Bear Stearns Companies Inc. ("BSC") entered into an Agreement and Plan of Merger, dated as of March 16, 2008, as may be amended, modified, restated and/or supplemented from time to time (the "Merger Agreement");

      WHEREAS, in connection with the transactions contemplated by the Merger Agreement, Guarantor agrees to execute and deliver to the Bank this Guarantee;

      WHEREAS, in consideration of providing this Guarantee, BSC and certain of its affiliates shall enter into that certain Guaranty and Collateral Agreement to be dated March 24, 2008, among Guarantor, BSC and certain of the subsidiaries of BSC;

      NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the sufficiency of which is hereby acknowledged, Guarantor agrees as follows:

      1. Definitions:

      Business Day means any day the Bank is open for conducting all or substantially all of its banking functions.

      Covered BSC Entities means Bear, Stearns & Co. Inc., which is one of the designated primary dealers with which the Bank, among other things, trades U.S. government and other select securities, and any other affiliate of BSC with present or future obligations or liabilities to the Bank, and any permitted successors thereto.

      Expiry Date means the later to occur of (i) the termination of the Merger Agreement in accordance with its terms and (ii) three (3) Business Days after a written notice of termination of this Guarantee has been received by the Bank.

      Obligations means (1) all present and future liabilities and obligations, due or to become due, of the Covered BSC Entities to the Bank under revolving credit or term loan facilities or other loan arrangements, whether secured or unsecured, absolute or contingent, liquidated or unliquidated, intraday/daylight, overnight, short or long term, in respect of extensions of credit to any of the Covered BSC Entities that are in existence as of the date hereof and provided on Schedule I hereto or that may arise or exist at any time from the date hereof until the Expiry Date, and (2) all present and future liabilities and obligations, due or to become due, of the Covered BSC Entities to the Bank, whether absolute or contingent, liquidated or unliquidated, intraday/daylight, overnight, short or long term, that are in existence as of the date hereof and provided on Schedule I hereto or that may arise or exist at any time from the date hereof until the Expiry Date, to the extent that such liabilities or obligations arise under the terms of: securities lending agreements, custodial and carrying agreements, securities accounts and securities contracts (including but not limited to contracts and related accounts for the purchase, sale, loan or borrowing of a security or loan or a group or index of securities or loans, or options with respect thereto or interests therein), forward contracts, repurchase or reverse repurchase agreements, swap agreements, options, foreign exchange and currency contracts, options or other derivatives (whether or not such derivative contracts are financially or physically settled),

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settlement or clearing contracts or other contracts or transactions similar to any of the foregoing, any contractual obligation to provide collateral or margin in respect of any of the foregoing or any obligation under a guaranty of any of the foregoing. For the avoidance of doubt, the parties hereto agree that
Schedule I shall set forth the liabilities and obligations of the Covered BSC Entities to the Bank as of the date of this Guarantee.

      2. Guarantee. (a) Guarantor absolutely, unconditionally and irrevocably guarantees to the Bank the prompt and complete payment and performance by the Covered BSC Entities when due (whether at stated maturity, by acceleration or otherwise) of all the Obligations; provided, however, that prior to making any demand for payment under this Guarantee, the Bank shall reasonably pursue its rights and remedies against any collateral security for the Obligations and shall apply any amount which it reasonably recovers from such collateral in payment of the Obligations.

            (b) This Guarantee shall remain in full force and effect until all the Obligations and the obligations of the Guarantor hereunder shall have been satisfied by payment in full.

            (c) No payment made by any of the Covered BSC Entities, Guarantor, any other guarantor or any other person or received or collected by the Bank from any of the Covered BSC Entities, Guarantor, any other guarantor or any other person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of any of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of Guarantor hereunder, which shall, notwithstanding any such payment (other than any payment made by Guarantor or any Covered BSC Entity in respect of the Obligations or any payment received or collected from Guarantor or any Covered BSC Entity in respect of the Obligations), remain liable for the Obligations up to the maximum liability of Guarantor hereunder until all of the Obligations are paid in full.

      3. Subrogation. If Guarantor shall pay any of the Obligations hereunder (or the Bank shall set off against or apply any funds of Guarantor in payment of the Obligations), Guarantor shall be subrogated to any of the rights of the Bank against any of the Covered BSC Entities or any collateral security or guarantee or right of offset held by the Bank for the payment of the Obligations up to the amount so paid by Guarantor or the amount of Guarantor's funds set off or applied by the Bank, provided, however, that Guarantor shall not be entitled to enforce, or to receive any payments arising out of, such right of subrogation until all Obligations shall have been paid in full. If any amount shall be paid to Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by Guarantor in trust for the Bank, segregated from other funds of Guarantor, and shall, forthwith upon receipt by Guarantor, be turned over to the Bank in the exact form received by Guarantor (duly indorsed by Guarantor to the Bank, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Bank may determine.

      4. Continuing Obligation. Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against Guarantor and without notice to or further assent by Guarantor, any demand for payment of any of the Obligations made by the Bank may be rescinded by the Bank and any of the Obligations continued, and the Obligations,


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or the liability of any other person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised or waived by the Bank, and the instruments or documents executed and delivered in connection with the Obligations may be amended, modified or supplemented, in whole or in part, as the Bank may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Bank for the payment of the Obligations may be sold, exchanged, waived, surrendered or released.

      5. Absolute and Unconditional. (a) Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Bank upon this Guarantee or the acceptance of this Guarantee. The Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee. All dealings between any of the Covered BSC Entities and Guarantor, on the one hand, and the Bank, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee.

            (b) Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon any of the Covered BSC Entities or Guarantor with respect to the Obligations.

            (c) Guarantor understands and agrees that the guarantee contained in this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (i) the genuineness, validity, regularity, discharge, release or enforceability of any instrument or document evidencing any of the Obligations, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Bank, or Guarantor's obligations hereunder, (ii) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any of the Covered BSC Entities or any other person against the Bank, (iii) whether any or all Obligations, at any particular time, shall have been paid in full, or (iv) any other circumstance whatsoever (with or without notice to or knowledge of any of the Covered BSC Entities or Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of any of the Covered BSC Entities for any of the Obligations, or of Guarantor under this Guarantee, in bankruptcy or in any other instance.

            (d) This Guarantee is a guarantee of payment and not collection, and when making any demand hereunder or otherwise pursuing its rights and remedies hereunder against Guarantor, the Bank may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against any of the Covered BSC Entities or any other person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto (except as otherwise expressly set forth in Section 2(a) herein), and any failure by the Bank to make any such demand, to pursue such other rights or remedies or to collect any payments from any of the Covered BSC Entities or any other person or guarantee or to exercise any such right of offset, or any release of any of the Covered BSC Entities or any other person guarantee or right of offset, shall not relieve Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether


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express, implied or available as a matter of law, of the Bank against Guarantor.
For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

            (e) The Bank shall not by any act (except in writing as provided herein), delay, indulgence, omission or otherwise, be deemed to have waived any right or remedy herein or to have acquiesced in any default under the Obligations or hereunder. No failure of the Bank to exercise, and no delay by the Bank in exercising, any right, remedy, privilege or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Bank of any right, remedy, privilege or power hereunder preclude any other or future exercise thereof or the exercise of any other right, remedy, privilege or power. A waiver by the Bank of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Bank would otherwise have on any future occasion.

            (f) Each and every right, remedy, privilege and power provided herein to the Bank or allowed it by law or other agreement shall be cumulative and not exclusive of any other right, remedy, privilege or power, and may be exercised by the Bank singly or concurrently at any time and from time to time.

            (g) Until payment in full of the Obligations, Guarantor's liability hereunder shall not be released.

      6. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Bank upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any of the Covered BSC Entities or Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any of the Covered BSC Entities or Guarantor, or any substantial part of its property, or otherwise, all as though such payments had not been made.

      7. Payments. Guarantor hereby guarantees that payments hereunder will be paid to the Bank without set-off or counterclaim in immediately available funds.

      8. Expiry. This Guarantee shall expire at 5:00 p.m. (New York City time) on the Expiry Date. The expiry of this Guarantee does not release Guarantor from its obligations in this Guarantee with respect to the Obligations. The expiry of this Guarantee does not affect any provision of this Guarantee or any documentation evidencing any of the Obligations which by its term survives the expiry hereof.

      9. Representations and Warranties. Guarantor hereby represents and warrants that:

            (a) it is duly organized, validly existing and in good standing under the laws of the State of Delaware;

            (b) the execution, delivery and performance of this Guarantee are within its corporate powers and have been duly authorized by all necessary action of its directors;

            (c) each person executing this Guarantee has the authority to execute and deliver this Guarantee on its behalf; and


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            (d) this Guarantee has been duly executed and delivered by Guarantor and constitutes a legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

      10. Enforcement Expenses; Indemnification. (a) Guarantor agrees to pay or reimburse the Bank for all its reasonable costs and expenses incurred in collecting against Guarantor under this Guarantee or otherwise enforcing or preserving any rights hereunder.

            (b) The agreements in this Section 10 shall survive repayment of the Obligations and all other amounts payable under this Guarantee.

      11. Amendments. The terms or provisions of this Guarantee may be amended, waived, supplemented or otherwise modified only by an instrument in writing signed by an authorized signatory of both the Bank and Guarantor.

      12. Notices. (a) Any notice or other communication in respect of this Guarantee may be given in any manner set forth below to the addresses or numbers or in accordance with the e-mail or electronic messaging system details provided in this Guarantee with respect to the receiving party (the "recipient") and will be deemed effective as indicated:

            (i) if in writing and delivered in person or by courier, on the date it is delivered;

            (ii) if sent by facsimile transmission, on the date that transmission is received in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

            (iii) if sent by certified or registered mail (airmail, if overseas)
                  or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted;

            (iv) if sent by electronic messaging system, on the date that electronic message is received; or

            (v)   if sent by e-mail, on the date that e-mail is delivered,

unless the date of the delivery (or attempted delivery), the receipt or the occurrence, as applicable, is not a Business Day or that communication is delivered (or attempted), received or shall have occurred, as applicable, after the close of business on a Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Business Day.

(b) If the recipient is the Guarantor, notices and communications should be sent to JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017, Attention: Stephen M.


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Cutler (Facsimile: (212) 270-3261; Email: stephen.m.cutler@jpmorgan.com).

            (c) If the recipient is the Bank, notices and communications should be sent to the Federal Reserve Bank of New York, 33 Liberty Street, New York, NY 10045, Attention: Thomas C. Baxter, Jr., General Counsel (Facsimile: (212) 720-2252; Email: thomas.baxter@ny.frb.org).

      13. Successors and Assigns. This Guarantee shall be binding upon the successors and assigns of Guarantor and shall inure to the benefit of the Bank and its successors and assigns; provided that Guarantor may not assign, transfer or delegate any of its rights or obligations under this Guarantee without the prior written consent of the Bank.

      14. Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      15. Section Headings. The Section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

      16. GOVERNING LAW. THIS GUARANTEE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

      17. SUBMISSION OF JURISDICTION. GUARANTOR SUBMITS IN ANY LEGAL ACTION OR PROCEEDING RELATING TO OR ARISING OUT OF THIS GUARANTEE, OR THE CONDUCT OF ANY PARTY WITH RESPECT THEREFOR OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL DISTRICT COURT LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY AND ANY APPELLATE COURT THEREOF. GUARANTOR AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE ADDRESS PROVIDED IN THIS GUARANTEE; AND AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION. GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT, ACTION, OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. GUARANTOR ALSO AGREES THAT A FINAL JUDGMENT IN ANY SUCH SUIT, ACTION, OR PROCEEDING BROUGHT IN SUCH COURT SHALL BE CONCLUSIVE AND BINDING UPON IT.


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      18. WAIVER OF JURY TRIAL. GUARANTOR AND THE BANK EACH HEREBY
UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM, OR CROSS CLAIM ARISING IN CONNECTION WITH, OUT OF, OR OTHERWISE RELATING TO THIS GUARANTEE, THE COLLATERAL OR ANY TRANSACTION OR AGREEMENT ARISING THEREFROM OR RELATED THERETO.

      19. Integration. This Guarantee represents the agreement of the parties hereto with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Bank relative to the subject matter hereof not expressly set forth or referred to herein.

      20. Counterparts. This Guarantee may be executed by one or more of the parties to this Guarantee on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.






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      IN WITNESS WHEREOF, this Guarantee has been executed by the undersigned as of the date first written above.

                                    JPMORGAN CHASE & CO., as Guarantor


                                    By:    /s/ James Dimon
                                        --------------------------------
                                    Name:  James Dimon
                                    Title: Chairman and Chief Executive Officer



                                    FEDERAL RESERVE BANK OF NEW YORK,
                                    as the Bank


                                    By:    /s/ Timothy F. Geithner
                                        --------------------------------
                                    Name:  Timothy F. Geithner
                                    Title: President





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